UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MAMAMANCINI’S HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAMAMANCINI’S HOLDINGS, INC.

25 Branca Road

East Rutherford, New Jersey 07073
(201) 531-1212

NOTICE OF ANNUAL

MEETING OF STOCKHOLDERS TO BE

HELD JULY 31, 2023

TO OUR STOCKHOLDERS:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of MamaMancini’s Holdings, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “MamaMancini’s”, “we”, “us” or “our”), which will be held on July 31, 2023, at 12:00 P.M. Eastern. The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com The meeting will be held for the following purposes:

1.	To elect eight (8) directors to hold office for a one-year term and until each of their successors are elected and qualified.

2.	To ratify the appointment of Rosenberg Rich Baker Berman P.A., Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending January 31, 2024;
3.	To approve of an Amendment to our Restated Articles of Incorporation to Change our Name from “MamaMancini’s Holdings, Inc.” to “Mama’s Creations, Inc.”; and

3.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

A copy of the Annual Report of the Company’s operations during the fiscal year ended January 31, 2023 is available on request or at www.sec.gov.

The Board of Directors has fixed the close of business on June 8, 2023 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at the Offices of the Company located at 25 Branca Road, East Rutherford, New Jersey 07073.

By Order of the Board of Directors

/s/ Adam L. Michaels
Adam L. Michaels
CEO and Chairman of the Board

June , 2023
East Rutherford, New Jersey

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on July 31, 2023 via live audio conference call at +1-877-407-3088

The Notice of Annual Meeting, Proxy Statement and our

Annual Report on Form 10-K are available electronically at

www.mamamancinis.vote

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

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MAMAMANCINI’S HOLDINGS, INC.

25 Branca Road

East Rutherford, New Jersey 07073

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 31, 2023

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the stockholders of MamaMancini’s Holdings, Inc. (together with its subsidiaries, “Company”, “MamaMancini’s”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders to be held via the internet on July 31, 2023, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to MamaMancini’s stockholders on or about June , 2023.

The Company will solicit stockholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Stockholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 25 Branca Road, East Rutherford, New Jersey 07073 so that stockholders of record may inspect the list only for proper purposes.

Questions and Answers and Voting Information

1.	Who may attend and how to attend the Annual Meeting?

Our Board has fixed the close of business on June 8, 2023 as the record date for a determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). Each share of Common Stock represents one vote to be voted on each matter presented at the Annual Meeting. Record holders and beneficial owners may attend the Annual Meeting (via phone call). Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	Access an audio-only conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International);
●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Stockholders of Record

●	Stockholders of record as of the Record Date can attend the special meeting by accessing the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

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Beneficial Owners

●	If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on September 11, 2022. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at +1-877-407-3088 and present your unique 12-digit control number.
●	Shareholders may submit live questions on the conference line while attending the virtual Annual Meeting.

2.	What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com

3.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: If your share of common stocks are registered directly in your name with the Company’s transfer agent, Equity Stock Transfer, you are considered, with respect to those shares, the “stockholder of record.”

Beneficial Owner: If your shares are held in a brokerage account or by another nominee, you are considered to be the beneficial owner of shares held in “street name.” If you are a beneficial stockholder, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker, bank or other nominee. As the beneficial owner of the shares, you have the right to direct your broker, bank or other nominee how to vote.

4.	How do I vote?

While you should follow the specific voting instructions given by your bank, broker or other nominee; here is a summary of the common voting methods:

If you own share of common stocks as a stockholder of record, you may vote your shares in any of the following ways:

●	mailing your completed and signed proxy card in the enclosed return envelope by following the instructions set forth in the enclosed proxy card;
●	voting over the Internet as instructed on the enclosed proxy card or by telephone by following the recorded instructions; or
●	logging onto the Annual Meeting and voting at the virtual meeting.

If you vote by Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned a proxy card by mail.

If you hold your shares in street name, you will need to obtain a legal proxy from your bank, broker or nominee in order for you to vote in person at the Annual Meeting and submit the legal proxy along with your ballot at the Annual Meeting. In addition, you may request paper copies of the Proxy Statement from your broker, bank or nominee by following the instructions on the Internet Notice of Availability provided by your broker, bank or nominee.

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Other than as set out in this Proxy Statement, the Board knows of no other matter to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting, such business will be decided on a poll conducted at the Annual Meeting.

5.	If I voted by proxy, can I still attend and vote at the Annual Meeting?

Yes. Even if you have voted by proxy, you may still attend and vote at the Annual Meeting virtually. Please note, however, that if you are a beneficial owner whose shares are held in street name, you are not the stockholder of record. In that event, if you wish to attend and vote at the Annual Meeting, you must obtain a proxy issued in your name from that holder of record giving you the right to vote your shares at the Annual Meeting.

6.	May I change my vote after I have mailed my signed proxy card or voted by telephone or over the Internet?

Yes, if you own share of common stock as a stockholder of record, you may change your vote at any time before your proxy is voted at the Annual Meeting in one of four ways:

●	timely deliver a valid later-dated proxy by mail by following the instructions set forth in the enclosed proxy card;
●	timely deliver written notice that you have revoked your proxy to the Company Secretary at the following address:

MamaMancini’s Holdings

25 Branca Road

East Rutherford, NJ 07073

Attn: CFO

●	timely submit revised voting instructions by telephone or over the Internet by following the instructions set forth on the proxy card; or
●	attend the Annual Meeting and vote online during the meeting. Simply attending the Annual Meeting, however, will not revoke your proxy or change your voting instructions; you must vote online during the Annual Meeting to change your vote.

If you are a beneficial owner of shares held in street name and you have instructed your bank, broker or other nominee to vote your shares, you may revoke your proxy at any time, before it is exercised, by:

●	following the requirements of your bank, broker or nominee through which your shares are registered; or
●	voting online at the Annual Meeting by obtaining a legal proxy from your bank, broker or nominee and submitting the legal proxy with your ballot.

7.	How does discretionary voting authority apply?

If you sign, date and return your proxy card or vote by telephone or Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Adam L. Michaels and Anthony Gruber, or either of them, to vote on the items discussed in these proxy materials and on any other matter that is properly raised at the Annual Meeting. In that event, your proxy will be voted consistent with the Board’s voting recommendations and FOR or AGAINST any other properly raised matters at the discretion of Adam L. Michaels and Anthony Gruber.

8.	What constitutes a quorum?

According to our Bylaws, one or more persons present at the meeting in person and holding or representing by proxy more than 50% of the total issued shares constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, vote by telephone or Internet, or attend the Annual Meeting virtually. Abstentions and broker non-votes are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum is present at the meeting.

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9.	What are broker non-votes?

A broker non-vote occurs when the broker, bank or other holder of record that holds your shares in street name is not entitled to vote on a matter without instruction from you and you do not give any instruction. Unless instructed otherwise by you, brokers, banks and other street name holders will not have discretionary authority to vote on any matter at the Annual Meeting other than Proposal 3 and will be considered “broker non-votes” having no effect on the relevant resolution.

10.	What is the required vote?

●	Election of Directors — Provided that a quorum is present at the meeting, directors will be elected by a plurality of the votes cast, which means that the eight nominees receiving the most votes will be elected.
●	Ratification of Auditors — The affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote is required for approval of the proposal to ratify the appointment of auditors.
●	Name Change Amendment – The affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote is required for approval. Because the name change amendment is considered a “routine” matter, there will be no broker non-votes with respect to this proposal, and brokers, banks or other nominees may vote uninstructed shares on a discretionary basis. Abstentions will have the same effect as a vote “Against.”

11.	How do I submit a stockholder proposal or director nomination for the next Annual Meeting?

Stockholder proposals (other than director nominations) that are submitted for inclusion in our proxy statement for our Annual Meeting of Stockholders to be held in 2024 must follow the procedures and requirements of the federal securities laws, including Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be timely, such proposals must be received by us at our principal executive office no later than February 16, 2024.

If a stockholder does not submit a proposal for inclusion in our proxy statement but desires to propose an item of business to be considered at an annual meeting of stockholders or to nominate persons for election as a director at an annual meeting, then the stockholder must give timely written notice of such proposal or nominations to our corporate secretary at our principal executive office, which is 25 Branca Road, East Rutherford, NJ 07073. To be timely under our Bylaws, we must receive notice of the stockholder’s intention to propose an item of business or to nominate persons for election as a director no later than thirty days prior to the meeting date, and the notice must otherwise comply with certain other requirements contained in our Bylaws as well as all applicable statutes and regulations.

In any case, a stockholder’s notice will not be deemed to be submitted until we have received all of the required information.

In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the first anniversary date of this year’s annual meeting. If the date of the annual meeting of stockholders to be held in 2024 is changed by more than 30 calendar days from the anniversary of this year’s annual meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 annual meeting is first made. Accordingly, for the 2024 annual meeting, we must receive such notice no later than June 1, 2024.

12.	What does it mean if I receive more than one proxy card?

Your shares are likely registered differently or are in more than one account. You should complete and return each proxy card you receive to guarantee that all of your shares are voted.

13.	Who pays to prepare, mail and solicit the proxies?

The Company pays all of the costs of preparing and mailing the proxy statement and soliciting the proxies. We do not compensate our directors, officers and employees for mailing proxy materials or soliciting proxies in person, by telephone or otherwise.

14.	Can I access these proxy materials on the Internet?

Yes. Our Proxy Statement, Annual Report on Form 10-K and a link to the means to vote by Internet are available at www.mamamancinis.vote.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of nine authorized directors. However, in June 2023, the Board voted to reduce the size of the Board to eight directors, to be effective immediately following the Annual Meeting. In connection with this reduction, Mr. Stengel is not being renominated as director at the Annual Meeting. He will remain as a director through the date of the Annual Meeting. The Board thanks Mr. Stengel for his contributions and service to the Board since 2021.

A total of eight directors will be elected at the Annual Meeting to serve until the next annual stockholder meeting. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If no choice has been specified by a stockholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

Adam L. Michaels, age 47

Adam Michaels has been Chief Executive Officer of the Company and member of the Board of Directors since September 2022 and has served as Chairman of the Board of Directors since February 2023.

Mr. Michaels is an experienced food industry executive and former management consultant. Prior to MamaMancini’s, Adam worked at Mondelez International, a multinational food and beverage company. Over the past nine years, he held numerous roles with increasing responsibility at Mondelez across Supply Chain, Commercial Sales & Marketing, and Strategy. Adam was most recently responsible for M&A and Commercial activities within North American Ventures – a business unit comprised of smaller, high-growth brands. Before joining Mondelez, Mr. Michaels was a Principal at Booz & Company, a management consulting firm, for seven years, where he specialized in the food & beverage sector. Mr. Michaels holds an MBA in Marketing & Management from Columbia Business School and a BSE in Bioengineering from the University of Pennsylvania.

The Board determined that Mr. Michaels is qualified to serve as a director given his extensive food & beverage experience, corporate strategy background, understanding of consumer insights & analytics, and prior work accelerating brands across their growth lifecycles.

Matthew Brown, age 54.

Mr. Brown has been our Director and President since February 2010. From April 2001 until January 2012, Mr. Brown was President of Hors D’oeuvres Unlimited. Mr. Brown has an M.B.A. from the University of Illinois and a B.A. from the University of Michigan. MamaMancini’s believes that Mr. Brown’s work with, and insight into, the sales and marketing of products in the food industry is a valuable asset to the Company.

In evaluating Mr. Brown’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his numerous years of experience in sales and marketing, and his proven track record of success in such endeavors.

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Steven Burns, age 62.

Steven Burns has been Executive Vice President of the Company since February 1, 2020. He has over 30 years of experience in the investment, management and operations transformation across industries including high quality and healthy food services, real estate, clean and efficient energy sources and healthcare technology. Mr. Burns has served as a director of Mama Mancini's from February 2010 through the present. Prior to that, for a period of 24 years he worked at and was senior executive at Accenture where he led the U.S. Health Insurance Industry Program comprised of approximately 600 professionals. He also has sat on various financial committees and boards of directors throughout his career. Mr. Burns received his B.S. in Business Management from Boston College in 1982.

In evaluating Mr. Burns’ specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his numerous years of experience in serving on board of directors, his knowledge of running and managing companies, and his proven track record of success in such endeavors.

Independent Directors:

Alfred D’Agostino, age 69.

Mr. D’Agostino has been our Director since February 2010. Since 2001, Mr. D’Agostino has served as President of World Wide Sales Inc., a perishable food broker servicing the New York/New Jersey metropolitan and Philadelphia marketplaces. Mr. D’Agostino was Vice President of the perishable business unit at Marketing Specialists, a national food brokerage, for over five years. Mr. D’Agostino graduated from the City College of New York, receiving a B.S. in Business Management.

In evaluating Mr. D’Agostino’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his numerous years of experience in the food brokerage and other food related industries, his knowledge of running and managing companies, and his proven track record of success in such endeavors.

Shirley Romig, age 45

Shirley Romig has been our Director since March 2023. Ms. Romig has two decades of experience in operationalizing growth strategies and leading transformational initiatives in complex consumer and technology organizations. Most recently, Ms. Romig was the CEO and Co-Founder of Mixo Group, Inc., a digital creator platform for the $1.7T food market from February 2022 to December 2022. Previously, she was Vice President with Lyft, leading Global Operations, East and Canada from 2019 to 2022. From 2017-2019, Ms. Romig led six lines of businesses at Equinox Fitness Clubs as Group Vice President. From 2016-2017, Ms. Romig was the Head of Retail Strategy for SapientRazorfish, a global digital agency. From 2013 to 2015, Ms. Romig was the Senior Vice President of Corporate Strategy with HBC responsible for implementation of growth initiatives across Saks Fifth Avenue, Saks OFF 5th, Lord & Taylor and Hudson’s Bay in Canada. Ms. Romig also served as a Vice President for Saks Incorporated where she led the company’s omnichannel transformation work and launched Saksoff5th.com as well as numerous growth initiatives for Saks.com. Earlier in her career, Ms. Romig worked in equity research and digital and strategy consulting. Ms. Romig also serves on the Board of Directors for Lovesac, a publicly traded home furnishings company as the Chair of the Nominating and Governance Committee. Ms. Romig holds an M.B.A. from the Darden School of Business and a Bachelor of Science from the McIntire School of Commerce, both at the University of Virginia.

In nominating Ms. Romig as a director, the board considered her expertise in leading transformational initiatives across a number of industries, background in growth strategy implementation and public company experience.

Thomas Toto, age 68.

Mr. Toto has been our Director since February 2010 and has over 30 years of experience in the management and ownership of food brokerage and food distribution companies. From 2009 through 2021, Mr. Toto was Senior Business Manager of World Wide Sales Inc., a perishable food broker servicing the New York/New Jersey metropolitan and Philadelphia marketplaces. Prior to this, Mr. Toto was a Division President for DCI Cheese Co., an importer and distributor of cheese. Mr. Toto has an M.B.A. and a B.A. from Seton Hall University. Since 2021, Mr. Toto has focused on his consulting business, Amandex Corp, where he is President. MamaMancini’s believes that Mr. Toto’s experience in managing food brokerage and food distribution companies will assist us.

In evaluating Mr. Toto’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his numerous years of experience in the food brokerage and other food related industries, his knowledge of running and managing companies, and his proven track record of success in such endeavors.

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Dean Janeway, age 79.

Mr. Janeway has been our Director since 2012. Mr. Janeway is an executive with more than 40 years of broad leadership skills and extensive experience in the areas of corporate strategy, business development, operational oversight and financial management. From 1966 through 2011, Mr. Janeway served in various positions at Wakefern Food Corp., the largest retailer- owned cooperative in the United States. From 1966 through 1990, Mr. Janeway advanced through various positions of increasing responsibility including positions in Wakefern’s accounting, merchandising, dairy-deli, and frozen foods divisions. From 1990 through 1995 Mr. Janeway provided oversight for all of Wakefern’s procurement, marketing, merchandising, advertising and logistics divisions. From 1995 until his retirement in 2011, Mr. Janeway served as President and Chief Operating Officer of “Wakefern” providing primary oversight for the company’s financial and treasury functions, human resources, labor relations, new business development, strategic acquisitions, government relations, corporate social responsibility, sustainability initiatives and member relations. Mr. Janeway previously served as the chairman for the National Grocers Association from 1993 through 2001. From 2009 through the present, Mr. Janeway has served as the Chairman of the Foundation for the University of Medicine and Dentistry of New Jersey.

The Board of Directors determined that Mr. Janeway’s qualifications to serve as a director include his notable business and leadership experience in all areas of management, particularly in the food industry. He also has experience in the area of wholesale distribution, due to his past position at Wakefern and his knowledge of running and managing companies and his proven track record of success in such endeavors will be invaluable to the Company going forward.

Meghan Henson, age 53

Ms. Henson is an experienced senior human resources executive with experience across several industries. She has served since 2020 as Executive Vice President, Chief Human Resources Officer of Avantor, Radnor, PA. Previously, she served as Chief Human Resources Officer of XPO Logistics, Greenwich, CT from 2016-2020. She served as Executive Vice President, Chief Human Resources Officer, Chubb Insurance, Warren, NJ from 2013-2016 after serving in various Human Resources leadership roles with PepsiCo from 2004-2013. Prior to PepsiCo, she served as Senior Manager, Human Capital for Deloitte Consulting from 2001-2004 and Manager, HR and Change Management for Towers Perrin (now Willis Towers Watson) from 1997-2001. She holds an MBA with emphasis in Organizational Behavior from the University of Michigan and a Bachelor of Arts, Political Science and East Asian Studies at the University of Wisconsin. During her tenure at the University of Wisconsin, she was elected Student Body President.

The board determined that Ms. Henson’s breadth of executive experience and expertise in leading human resources functions for large companies would provide valuable insight to the board.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.

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CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met 13 times during fiscal year ended January 31, 2023. No director attended less than 80% of the meetings.

The Board of Directors has an Audit Committee, a People & Compensation Committee and a Nominating & Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees for such term or terms as our Board may determine or until their earlier resignation or death. Each of these committees are governed by a written charter, which are posted on our website at www.mamamanicis.com.

Director Independence

Our board of directors has determined that each of Alfred D’Agostino, Thomas Toto, Dean Janeway, Meghan Henson, Shirley Romig and Michael Stengel are independent directors within the meaning of the applicable rules of the Securities and Exchange Commission (“SEC”) and the NASDAQ Markets and that each of them is also an independent director under Rule 10A-3 of the Exchange Act for the purpose of audit committee membership. In addition, our board of directors has determined that Mr. Stengel and Dean Janeway are each an “audit committee financial expert” within the meaning of the applicable rules of the SEC and the NASDAQ Markets.

Audit Committee

Thomas Toto, Alfred D’Agostino and Michael Stengel currently serve as members of the Company’s separately designated Audit Committee, in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with Mr. Toto acting as its Chair. The Board of Directors ratified the formation of its Audit Committee effective January 21, 2014. We anticipate that Dean Janeway would join the audit committee after the Annual Meeting upon Mr. Stengel’s departure.

The function of the Audit Committee, as detailed in the Audit Committee Charter, is to provide assistance to the Board in fulfillings its responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

The independent directors meet the independence standards of the NASDAQ Stock Exchange, and the SEC.

The Board of Directors pre-approved all services provided by our independent auditors for the fiscal year ended January 31, 2023.

People & Compensation Committee

Alfred D’Agostino, Dean Janeway, Thomas Toto and Meghan Henson currently serve as members of the People & Compensation Committee, with Ms. Henson acting as its Chair. The Board of Directors formed its Compensation Committee on January 21, 2014. We anticipate that Ms. Romig will join the People & Compensation Committee after the Annual Meeting.

The People & Compensation Committee sets the overall compensation principles for the Company, subject to annual review. The People & Compensation Committee may not delegate its authority. However, the People & Compensation Committee may retain counsel or consultants as necessary.

The independent directors meet the independence standards of the NASDAQ Stock Exchange, the New York Stock Exchange and the SEC.

The People & Compensation Committee establishes the Company’s general compensation policy and, except as prohibited by law, may take any and all actions that the Board could take relating to compensation of directors, executive officers, employees and other parties. The People & Compensation Committee’s role is to (i) evaluate the performance of the Company’s executive officers, (ii) set compensation for directors and executive officers, (iii) make recommendations to the Board on adoption of compensation plans and (iv) administer Company compensation plans. When evaluating potential compensation adjustments, the People & Compensation Committee solicits and considers input provided by the Chief Executive Officer relating to the performance and/or contribution to the Company’s overall performance by executive officers and other key employees.

Nominating & Corporate Governance Committee

Dean Janeway, Meghan Henson, Shirley Romig and Michael Stengel currently serve as members of the Nominating & Corporate Governance Committee, with Mr. Janeway acting as its Chair. The Board of Directors formed its Nominating & Corporate Governance Committee on January 21, 2014.

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The Nominating & Corporate Governance Committee’s role is to identify and recommend candidates for positions on the Board of Directors. The Nominating & Corporate Governance Committee’s policies are subject to annual review.

The function of the Nominating & Corporate Governance Committee, as detailed in the Nominating & Corporate Governance Committee Charter, is to recommend to the Board the slate of director nominees for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings. The Nominating & Corporate Governance Committee has established certain broad qualifications in order to consider a proposed candidate for election to the Board. The Nominating & Corporate Governance Committee has a strong preference for candidates with prior board experience with public companies. The Nominating & Corporate Governance Committee will also consider such other factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

It is the policy of the Nominating & Corporate Governance Committee to consider candidates recommended by security holders, directors, executive officers and other sources, including, but not limited to, third-party search firms. Security holders of the Company may submit recommendations for candidates for the Board. Such submissions should include the name, contact information, a brief description of the candidate’s business experience and such other information as the person submitting the recommendation believes is relevant to the evaluation of the candidate. The Nominating & Corporate Governance Committee will review all such recommendations.

The Nominating & Corporate Governance Committee will evaluate whether an incumbent director should be nominated for re-election to the Board or any Committee of the Board upon expiration of such director’s term using the same factors as described above for other Board candidates. The Nominating & Corporate Governance Committee will also take into account the incumbent director’s performance as a Board member. Failure of any incumbent director to attend at least seventy-five percent (75%) of the Board meetings held in any year of service as a Board member will be viewed negatively by the Nominating & Corporate Governance Committee in evaluating the performance of such director.

Board Diversity Matrix

The following chart summarizes certain self-identified personal characteristics of our directors, in accordance with Nasdaq Listing Rule 5605(f) Each term used in the table has the meaning given to it in the rule and related instructions.

Board Diversity Matrix (As of May 31, 2023)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Directors who are Military Veterans	—

Code of Ethics

The Company has adopted a code of ethics that is applicable to our directors and officers. The Company’s senior management is charged with ensuring that the Code of Ethics and the Company’s corporate policies will govern, without exception, all business activities of the Company. The Code of Ethics addresses, among other things, the use and protection of Company assets and information, avoiding conflicts of interest, corporate opportunities and transactions with business associates and document retention.

10

Limits on Hedging and Pledging

As part of our insider trading policy, all employees, including executive officers, and members of our Board are prohibited from engaging in hedging transactions involving our securities, including short sales and purchases or sales of puts, calls or other derivative securities. Our insider trading policy also prohibits certain types of pledges of our securities by all employees, including executive officers, and members of our Board, specifically purchases of our securities on margin, borrowing against our securities held in a margin account or pledging our securities as collateral for a loan, with an exception for transactions with the pre-approval of our Chief Compliance Officer.

DIRECTOR’S COMPENSATION

The following Director Compensation Table sets forth the compensation of our directors for the fiscal years ending January 31, 2023 and 2022.

Name and Principal Position (a)	Year	Fees earned or paid in cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	All Other Compensation ($) (f)	Total ($) (g)
Director	2023	19,456	0	0	0	0	19,456
Carl Wolf (1)	2022	0	0	0	0	0	0

Director	2023	0	0	0	0	0	0
Steven Burns (2)	2022	0	0	0	0	0	0

Director	2023	38,000	0	0	0	0	38,000
Alfred D’Agostino (3)	2022	39,500	0	0	0	0	39,500

Director	2023	38,000	0	0	0	0	38,000
Thomas Toto (4)	2022	39,500	0	0	0	0	39,500

Director	2023	38,000	0	0	0	0	38,000
Dean Janeway (5)	2022	39,500	0		0	0	39,500

Director	2023	0	0	0	0	0	0
Meghan Henson (6)	2022	0	0	0	0	0	0

Director	2023	38,000	0	0	0	0	38,000
Michael Stengel (7)	2022	34,500	0	0	0	0	34,500

1.	Mr. Wolf was appointed as a director of the Company on January 24, 2013 and resigned effective January 31, 2023.

2.	Mr. Burns was appointed as a director of the Company on January 24, 2013.

3.	Mr. D’Agostino was appointed as a director of the Company on January 24, 2013.

4.	Mr. Toto was appointed as a director of the Company on January 24, 2013.

5.	Mr. Janeway was appointed as a director of the Company on January 24, 2013.

6.	Ms Henson was appointed as a director of the Company on November 21, 2022.

7.	Mr. Stengel was appointed as a director of the Company on June 24, 2021.

8.	Ms. Romig was appointed as a director of the Company on March 9, 2023.

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EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended January 31, 2023 and January 31, 2022.

Summary Compensation Table

Name and Principal Position	Year(5)	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Carl Wolf	2023	$142,167	0	0	0	0	0	0	$142,167
Former CEO/Chairman(1)	2022	$215,000	0	0	0	0	0	0	$215,000

Adam L. Michaels CEO/Chairman (2)	2023	135,417	0	0	0	0	0	0	$135,417

Matt Brown	2023	$213,000	0	0	0	0	0	11,800	$224,800
President(3)	2022	$216,153	25,000	0	0	0	0	0	$241,153

Steven Burns	2023	$227,000	0	0	0	0	0	0	$227,000
Executive VP (4)	2022	$229,000	25,000	0	0	0	0	0	$254,000

Lawrence Morgenstein CFO(5)	2023	$137,666	6,000	0	0	0	0	2,673	$146,339
	2022	$125,781	6,000	0	0	0	0	0	$131,781

Anthony Gruber CFO(6)	2023	$93,750	0	0	0	0	0	0	$93,750
	2022	$0		0	0	0	0	0	$0

1.	Mr. Wolf was appointed as Chief Executive Officer of the Company on January 24, 2013 and resigned effective September 5, 2022.
2.	Mr. Michaels was appointed Chief Executive Officer of the Company on September 6, 2022. He was later appointed Chairman of the Board on February 1, 2023 upon Mr. Wolf’s resignation as Chairman of the Board on the close of business on January 31, 2023.
3.	Mr. Brown was appointed President of the Company on January 24, 2013.
4.	Mr. Burns was appointed Executive Vice President of the Company in February 1, 2020.
5.	Mr. Morgenstein was appointed Chief Financial Officer on April 1, 2018 and served in that capacity until September 6, 2022, and left the Company’s employ effective January 31, 2023.
6.	Mr. Gruber was appointed Chief Financial Officer of the Company effective September 19, 2022.

12

Employment Agreements

Carl Wolf

Before his retirement, we had an Employment Agreement with Mr. Carl Wolf as Chief Executive Officer for a term of 3 years beginning in 2012. Mr. Wolf’s employment agreement automatically renewed for successive one-year terms, unless the Company gave written notice of non-renewal not less than six (6) months prior to an anniversary date or until terminated as set forth herein. Mr. Wolf’s employment agreement was renewed for a period of one year on March 5, 2022. As compensation for his services Mr. Wolf’s compensation was increased to $215,000 per year effective November 1, 2017. Such base salary is reviewed yearly with regard to possible increase. In addition, Mr. Wolf was eligible to receive an annual bonus as determined by the Board. As part of the agreement, Mr. Wolf is subject to confidentiality provisions regarding MamaMancini’s, and certain covenants not to compete. Mr. Wolf was also entitled to receive certain Termination Payments. Mr. Wolf’s employment with the Company terminated effective January 31, 2023. Upon Mr. Wolf’s termination he was entitled to receive a termination payment of $240,000, which was paid in February 2023.

Adam L. Michaels

On September 6, 2022, MamaMancini’s entered into an employment agreement with Adam L. Michaels as Chief Executive Officer of MamaMancini’s for an initial term of five (5) years at an initial base salary of $325,000 per year and is eligible for a year-end bonus of up to $650,000 (with a minimum cash bonus of $135,000 for the fiscal year ended January 31, 2023). He is also eligible to receive Annual Restricted Stock Units, Sign-on Restricted Stock Units and Sign-on Stock Performance Stock Units. As part of the agreement, Mr. Michaels is subject to confidentiality and non-solicitation provisions regarding MamaMancini’s, and certain covenants not to compete.

Matthew Brown

On March 5, 2012, MamaMancini’s entered into an employment agreement with Mr. Matthew Brown as President of MamaMancini’s for an initial term of 3 years. Mr. Brown’s employment agreement automatically renews for successive one-year terms, unless the Company gives written notice of non-renewal not less than six (6) months prior to an anniversary date or until terminated as set forth herein. Mr. Brown’s employment agreement was renewed for a period of one year on March 5, 2022. As compensation for his services, Mr. Brown receives a base salary of $216,000 per year. Such base salary is reviewed yearly with regard to possible increase. In addition, Mr. Brown is eligible to receive an annual bonus as determined by the Board. As part of the agreement, Mr. Brown is subject to confidentiality provisions regarding MamaMancini’s, and certain covenants not to compete. Mr. Brown is also entitled to receive certain Termination Payments.

Anthony Gruber

On September 19, 2022, MamaMancini’s entered into an employment agreement with Anthony Gruber as Chief Financial Officer of MamaMancini’s for an initial term of five (5) years at an initial base salary of $250,000 per year and is eligible for a year-end bonus of up to $125,000. He is also eligible to receive Sign-on Stock Performance Stock Units. As part of the agreement, Mr. Gruber is subject to confidentiality and non-solicitation provisions regarding MamaMancini’s, and certain covenants not to compete.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Number of Shares or Units of Stock That Have Not Vested ($) (h)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Carl Wolf
Former Chief Executive Officer	-	-	-	-	-	-	-	-	-

Adam L. Michaels
CEO/Chairman (2)	-	-	-	-	-	-	-	-	-

Matthew Brown
President	-	-	-	-	-	-	-	-	-

Steven Burns Executive Vice President; Director
	50,000	-	-	$0.39	4/13/2023
	25,000	-	-	$0.80	9/3/2023
	50,000	-	-	$0.52	7/30/2024

Alfred D’Agostino Director
	50,000	-	-	$0.39	4/13/2023
	25,000	-	-	$0.80	9/3/2023
	50,000	-	-	$0.52	7/30/2024

Thomas Toto Director
	50,000	-	-	$0.39	4/13/2023
	25,000	-	-	$0.80	9/3/2023
	50,000	-	-	$0.52	7/30/2024

Dean Janeway
Director	50,000	-	-	$0.39	4/13/2023
	25,000	-	-	$0.80	9/3/2023
	50,000	-	-	$0.52	7/30/2024

Lawrence Morgenstein Former Chief Financial Officer	7,500	-	-	$0.73	11/30/2023
	7,500	-	-	$0.74	3/31/2024
	7,500	-	-	$0.70	9/30/2024
	7,500	-	-	$1.16	3/31/2025

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the period covered by this Annual Report on Form 10-K, were timely.

Pay versus Performance

The following table provides information required by Item 402(v) of Regulation S-K.

Year	Summary Comp. Table Total for Former PEO(1)	Compensation Actually Paid to Former PEO(1)	Summary Comp. Table Total for Current PEO(1)	Compensation Actually Paid to Current PEO(1)	Average Summary Comp. Table Total for non-PEO NEOs(1)	Average Compensation Actually Paid to non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On: Total Stockholder Return(3)	Net Income
2023	$142,167	$142,167	$135,417	$135,417	$172,972	$172,972	$106.94	$2,302,674
2022	$215,000	$215,000	—	—	$206,978	$206,978	$103.74	$(251,296)

(1)	The Former PEO is Carl T. Wolf. The Current PEO is Adam L. Michaels, who joined the Company in September 2022. For 2023, the Non-PEO NEOs were Matthew Brown, Steven Burns, Lawrence Morgenstein and Anthony Gruber. For 2022, the Non-PEO NEOs were Matt Brown, Steven Burns and Lawrence Morgenstein.
(2)	As calculated in accordance with Item 402(v) of Regulation S-K, no adjustments were made from the Total Compensation from the Summary Compensation Table to Compensation Actually Paid for our former PEO, current PEO or other NEOs in either year presented. As such, a reconciliation of adjustments between Total Compensation from the Summary Compensation Table to Compensation Actually Paid is not provided.
(3)	Assumes a hypothetical $100 investment on January 31, 2021, and assumes that all dividends (if applicable) were reinvested.

15

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for fiscal year ended January 31, 2023 with the Company’s management.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully Submitted,

Thomas Toto, Chair

Alfred D’Agostino

Michael Stengel

TRANSACTIONS WITH RELATED PERSONS

We currently lease 20,188 square feet in a fully contained facility at 184 Allen Boulevard, Farmingdale, NY from 148 Allen Blvd LLC for production and distribution of T&L Creative Salads and Olive Branch products. This property is owned by Anthony Morello, Jr., President of T&L, as well as individuals related to Mr. Morello. During the years ended January 31, 2023 and 2022, we paid $242,400 and $20,200, respectively, in rent under this lease.

Upon consummation of the acquisition of T&L Creative Salads, Inc., the Company executed a $3,000,000 promissory note with the sellers. The promissory note requires annual principal payments of $750,000 payable on each anniversary of the closing, together with accrued interest at a rate of three and one-half (3.5%) per annum. As of January 31, 2023 and January 31, 2022, the outstanding balance under the note was $2,250,000 and $3,009,917, respectively. For the year ended January 31, 2023 and January 31, 2022 interest expense for this note was $101,771 and $9,917 respectively. As of January 31, 2023 and January 31, 2022, accrued interest was $6,688 and $9,917, respectively.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of the Board of Directors, as stated in its charter, is responsible for the review, approval or ratification of all “transactions with related persons” as that term refers to transactions required to be disclosed by Item 404 of Regulation S-K promulgated by the SEC. In reviewing a proposed transaction, the Audit Committee must (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed transaction and (ii) consider all of the relevant facts and circumstances available to the Audit Committee. After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.

16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding shares of common stock as of May 31, 2023 and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the stockholders listed possess sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of class

5% or Greater Stockholders (other than Executive Officers and Directors)
Carl Wolf	7,223,248	(2)	19.89%

Executive Officers and Directors
Matthew Brown	5,629,921	(3)	15.50%
Adam L. Michaels	100,049		*
Anthony Gruber	0		*
Steven Burns	1,434,801	(4)	3.94%
Alfred D’Agostino	989,205	(5)	2.72%
Thomas Toto	846,110	(6)	2.33%
Dean Janeway	341,003	(7)	*
Michael Stengel	5,000		*
Meghan Henson	0		*
Shirley Romig	0		*
All executive officers and directors as a group (10 persons)	9,346,089		23.43%

* Less than 1%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities. In determining beneficial ownership of our Common Stock, the number of shares shown includes shares which the beneficial owner may acquire upon exercise of debentures, warrants and options which may be acquired within 60 days. In determining the percent of Common Stock owned by a person or entity on April 26, 2023, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which the beneficial ownership may be acquire within 60 days of April 26, 2023 on exercise of warrants and options and (b) the denominator is the sum of (i) the total shares of that class outstanding on April 26, 2023 (36,310,807 shares of Common Stock). Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares. The address of each of the holders is 25 Branca Road, East Rutherford, NJ 07073.

(2)	The amount includes 6,170,356 shares held jointly with Ms. Marion F. Wolf and 1,052,892 shares held directly by Mr. Wolf. Ms. Wolf is the wife of Mr. Carl Wolf. Mr. Wolf maintains full voting control of such shares.

(3)	5,401,823 of the shares are held jointly with Ms. Karen Wolf and 228,098 shares are held by Mr. Brown. Ms. Wolf is the wife of Mr. Matthew Brown. Mr. Brown maintains full voting control of such shares.

(4)	This amount includes 138,888 shares held by Steven Burns, 84,074 shares held by Milvia Burns, Mr. Burns’ wife and 1,136,839 shares held by Point Prospect, Inc., a corporation which is wholly-owned by Steven Burns. Share total also includes options to purchase 125,000 shares of common stock.

(5)	This amount includes 130,901 shares directly held by Alfred D’Agostino, 783,304 shares held by Alfred D’Agostino Revocable Living Trust 11/6/2009, of which Alfred D’Agostino is the beneficial owner. Share total also includes an option to purchase 125,000 shares of common stock.

(6)	This amount includes 704,443 held by Thomas Toto and 66,667 held by Thomas and Andrea Toto, for which Thomas Toto is the beneficial owner. Share total also includes an option to purchase 125,000 shares of common stock.

(7)	This amount includes 279,072 shares held by Dean Janeway and 15,894 owned by Mary Janeway & Dean Janeway Jt. Ten. Share total also includes an option to purchase 125,000 shares of common stock.

17

PROPOSAL 2:

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, acting on the recommendation of its Audit Committee, has selected Rosenberg Rich Baker Berman P.A. (“RRBB”) as the Company’s independent registered public accounting firm for 2023. RRBB was the Company’s independent registered public accounting firm for the most recently completed fiscal year.

Notwithstanding its selection of RRBB, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the appointment of RRBB is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm.

A representative of RRBB is expected to be present at the meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding preparation of the Company’s financial statements.

Independent Registered Public Accounting Firm Fees

The following table presents fees billed by RRBB to the Company for the audit of the Company’s annual financial statements, the review of the Company’s interim financial statements, and various other audit and non-audit services provided for the fiscal years identified:

Category	2023	2022
Audit Fees(a)	$111,300	75,115
Audit-Related Fees(b)	1,750	—
Tax Fees(c)	12,500	11,595
All other Fees	—	—
Total	$125,550	$86,710

(a)	Includes assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, and accounts consultations regarding the application of GAAP to proposed transactions.
(b)	Audit-related fees represent fees reasonably related to the performance of the audit or review of our financial statements, such as services relating to comfort letters, consents and registration statement filings.
(c)	Tax fees consist of professional fees primarily for tax compliance, tax advice and tax planning services.

RRBB did not provide any other services to the Company in the periods covered other than those summarized above.

Audit Committee Pre-Approval

Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent registered public accounting firm or any other auditing or accounting firm. During the year, circumstances may arise that could require the engagement of the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, we will obtain pre-approval of the Audit Committee before engaging the independent registered public accounting firm.

All audit services and audit-related services incurred during 2023, as applicable, were pre-approved by our Audit Committee.

Required Vote and Board Recommendation

The Board recommends that you vote “FOR” the ratification of the appointment of RRBB as the Company’s independent registered public accounting firm. Approval of the proposal requires the affirmative vote of a majority of the voting power of the stockholders present, whether in person or by proxy, and entitled to vote at the meeting, provided that a quorum is present.

18

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE THE COMPANY’S NAME TO MAMA’s CREATIONS, INC.

The Board of Directors has adopted resolutions approving, declaring advisable and recommending that our stockholders approve a change in our corporate name from “Mamamancini’s Holdings, Inc.” to “Mama’s Creations, Inc.” If approved by our stockholders, Proposal 3 will become effective upon the filing of a certificate of amendment to our current Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada. We plan to file the certificate of amendment as soon as reasonably practicable if Proposal 3 is approved by our stockholders.

Form of the Name Change Amendment

The proposed amendment, as shown in Exhibit A hereto, would amend Article 1 of our Articles of Incorporation, as amended, to read in its entirety as follows:

“First. The name of the corporation is Mama’s Creations, Inc.”

Reasons for the Amendment

The change in our corporate name is intended to strengthen our Company’s brand across our expanding portfolio of cuisines. The new corporate name reflects the evolution of the Company from its origins as a home style, old world Italian food company to a broader provider of all-natural specialty prepared refrigerated foods for sale in retailers around the country.

In anticipation of the change in our corporate name, we have reserved a new ticker symbol “MAMA” with Nasdaq and, if the amendment is approved, anticipate that our common stock would begin trading under the new ticker symbol shortly after the filing of the certificate of amendment.

Accordingly, our Board has concluded that it is in the Company’s best interests to change our corporate name to “Mama’s Creations, Inc.”

Effect of the Amendment

If approved by stockholders, the name change will not have any material effect on our business, operations, or reporting requirements or affect the validity or transferability of any existing stock certificates that bear the name “MamaMancini’s Holdings, Inc.” If the name change is approved, stockholders with certificated shares may continue to hold their existing stock certificates, and will not be required to submit their stock certificates for exchange. The rights of stockholders holding certificated shares under existing stock certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “Mama’s Creations, Inc.”

If this Proposal 3 is not approved, the proposed amendment to our current Amended and Restated Articles of Incorporation, as amended, will not be made and our corporate name will remain unchanged.

Required Vote and Board Recommendation

The Board recommends that you vote “FOR” the amendment to the Company’s Amended and Restated Articles of Incorporation to change the Company’s name to “Mama’s Creations, Inc.” Approval of the proposal requires the affirmative vote of a majority of the voting power of the stockholders present, whether in person or by proxy, and entitled to vote at the meeting, provided that a quorum is present.

19

STOCKHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that stockholders must follow to send communications to it. The Board of Directors does receive communications from stockholders, from time to time, and addresses those communications as appropriate. Stockholders can send communication to the Board of Directors in writing, to MamaMancini’s Holdings, Inc., 25 Branca Road, East Rutherford, New Jersey 07073, Attention: Board of Directors.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding,” by which certain stockholders who do not participate in electronic delivery of proxy materials but who have the same address and appear to be members of the same family receive only one copy of our annual report, proxy statement and stockholder letter. Each stockholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our annual meetings and our mailing and printing expenses.

If you or another stockholder with whom you share an address currently receive multiple copies of our annual report, proxy statement, and/or stockholder letter, or if you hold shares in more than one account, but would like to receive only a single copy of materials for your household, then please contact your broker or us. You can make a request by contacting our Chief Financial Officer, by calling (201) 531-1212 or by mail at 25 Branca Road, East Rutherford, New Jersey 0707. If you currently participate in householding and would prefer to receive separate copies of materials for the meeting or for 2024, then please contact us in the manner described above and you will receive additional copies, free of charge and promptly upon receipt of your request.

ADDITIONAL INFORMATION

Our annual report on Form 10-K for 2023, as filed with the SEC, is available on the SEC’s website, www.sec.gov, and our corporate website, www.mamamancinis.com, under “Investor Relations.” Copies of the annual report on Form 10-K will be sent to any stockholder without charge upon written request addressed to the attention of our Chief Financial Officer at Mamamancini’s Holdings, Inc., 25 Branca Road, East Rutherford, New Jersey 0707. Copies of exhibits to the annual report on Form 10-K may be obtained upon payment to us of the reasonable expense incurred in providing such exhibits.

OTHER MATTERS

The Board knows of no other matters which may be brought before the meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders will vote thereon in accordance with their best judgment.

20

Exhibit A

AMENDMENT TO THE ARTICLES OF INCORPORATION

OF

MAMAMANCINI’S HOLDINGS, INC.

Pursuant to the provisions of Chapter 78 of the Nevada Revised Statutes (the “Nevada Corporations Act”), the undersigned corporation adopts the following Amendment to the Articles of Incorporation.

I. AMENDMENT TO THE ARTICLES OF INCORPORATION.

Article 1 of the Articles of Incorporation is amended as follows:

First. The name of the corporation is Mama’s Creations, Inc.

II. STOCKHOLDER APPROVAL. This Certificate of Amendment to the Articles of Incorporation has been approved by the Stockholders pursuant to the Nevada Corporations Act.

III. EFFECTIVE DATE OF FILING. This Certificate of Amendment to the Articles of Incorporation shall be effective on the day it is filed with the Secretary of State.

IN TESTIMONY HEREOF, the undersigned has executed this Certificate of Amendment to the Articles of Incorporation as of ______________, 2023.

Date: _____________, 2023

_________________________________

[AUTHORIZED PERSON NAME]

[TITLE]

A-1

This proxy is solicited on behalf of the Board of Directors

MAMAMANCINI'S HOLDINGS INC.

25 Branca Road, East Rutherford, New Jersey 07073

VOTE BY INTERNET - www.mamamancinis.vote

Use the Internet to vote by proxy up until 7:00 PM. Eastern Time on July 30, 2023. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37th ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

The stockholder(s) hereby appoint(s) Adam L Michaels and Anthony Gruber, and each of them, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on this ballot, all of the shares of Common Stock of Mamamancini's Holdings, Inc., (the "Company") that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 P.M., EST on July 31, 2023 to be to be held virtually by calling 877-407-3088 (toll free) or+1-877-407-3088 (International), and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2 and 3.

1. Election of eight (8) Directors to to hold office for a one-year term and until their respective successors are duly elected and qualified. The nominees are:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Nominee	For	Withhold
1a. Adam L Michaels	☐	☐
1b. Matthew Brown	☐	☐
1c. Steven Burns	☐	☐
1d. Alfred D'Agostino	☐	☐
1e. Shirley Romig	☐	☐
1f. Thomas Toto	☐	☐
1g. Dean Janeway	☐	☐
1h. Meghan Henson	☐	☐

Proposal	For	Against	Abstain
2. To ratify the appointment of Rosenberg Rich Baker Berman and Company, Certified Public Accountants, as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2024.	☐	☐	☐
3. To approve of an Amendment to the Company's Restated Certificate of Incorporation to Change our Name from "MamaMancini's Holdings, Inc." to "Mama's Creations, Inc."	☐	☐	☐

The Notice and Proxy Statement are available at www.mamamancinis.vote

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date